Exhibit 99.1
Doximity Announces Fiscal 2024 First Quarter Financial Results
Total revenues of $108.5 million, up 20% year-over-year
Operating cash flow of $57.2 million, up 28% year-over-year
Free cash flow of $55.6 million, up 31% year-over-year

SAN FRANCISCO, Calif., August 8, 2023 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2024 first quarter ended June 30, 2023.
“We’re pleased to report another quarter of record engagement across our entire platform, with over 525,000 unique providers using our workflow tools in Q1,” said Jeff Tangney, co-founder and CEO at Doximity. “Looking ahead, we are focused on streamlining our client workflows, so we can fully capitalize on our long-term potential.”
Fiscal 2024 First Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended June 30, 2022.
•Revenue: Revenue of $108.5 million, versus $90.6 million, an increase of 20% year-over-year.
•Net income and non-GAAP net income: Net income of $28.4 million, versus $22.4 million, representing a margin of 26.2%, versus 24.7%. Non-GAAP net income of $40.6 million, versus $30.8 million, representing a margin of 37.5%, versus 34.0%.
•Adjusted EBITDA: Adjusted EBITDA of $46.6 million, versus $33.5 million, an increase of 39% year-over-year, representing adjusted EBITDA margins of 42.9%, versus 37.0%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.13, versus $0.10, while non-GAAP diluted net income per share was $0.19, versus $0.14.
•Operating cash flow and free cash flow: Operating cash flow of $57.2 million, versus $44.8 million, an increase of 28% year-over-year, and free cash flow of $55.6 million, versus $42.6 million, an increase of 31% year-over-year.
Financial Outlook
Doximity is providing guidance for its fiscal second quarter ending September 30, 2023 as follows:
•Revenue between $108.5 million and $109.5 million.
•Adjusted EBITDA between $44 million and $45 million.
Doximity is revising guidance for its fiscal year ending March 31, 2024 as follows:
•Revenue between $452 million and $468 million.
•Adjusted EBITDA between $193 million and $209 million.
Workforce Reduction
On August 8, 2023, Doximity announced a plan to reduce its current workforce by approximately 100 employees, representing 10% of its workforce, to simplify its operations and better align its resources with its priorities. The Company expects the restructuring charge to be $8 - 10 million, the majority of which will be incurred in the second quarter of fiscal year 2024, and that the reduction in force will be substantially complete by the third quarter of fiscal year 2024.

Conference Call Information
Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The Company's network members include over 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers and on-call schedules, and conduct virtual patient visits. Doximity's mission is to help doctors be more productive so they can provide better care for their patients. For more information, visit www.doximity.com.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of uncertainty in the current economic environment and macroeconomic uncertainty, including the resurgence or resolution of the COVID-19 pandemic or other pandemics, epidemics or infectious diseases; (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and as may be updated in any subsequent Quarterly Reports on Form 10-Q. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 30, 2023	March 31, 2023
Assets
Current assets:
Cash and cash equivalents	$306,729	$158,027
Marketable securities	566,444	682,972
Accounts receivable, net	92,922	107,047
Prepaid expenses and other current assets	19,832	22,289
Deferred contract costs, current	3,729	5,118
Total current assets	989,656	975,453
Property and equipment, net	11,639	11,279
Deferred income tax assets	38,895	34,907
Operating lease right-of-use assets	13,282	13,819
Intangible assets, net	30,638	31,836
Goodwill	67,940	67,940
Other assets	1,459	1,654
Total assets	$1,153,509	$1,136,888
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$582	$1,272
Accrued expenses and other current liabilities	31,741	31,245
Deferred revenue, current	98,323	105,238
Operating lease liabilities, current	2,048	1,752
Total current liabilities	132,694	139,507
Deferred revenue, non-current	191	198
Operating lease liabilities, non-current	13,585	13,885
Contingent earn-out consideration liability, non-current	10,454	15,942
Other liabilities, non-current	5,798	1,240
Total liabilities	162,722	170,772
Stockholders' Equity
Preferred stock	—	—
Common stock	195	194
Additional paid-in capital	777,772	762,150
Accumulated other comprehensive loss	(12,336)	(14,083)
Retained earnings	225,156	217,855
Total stockholders' equity	990,787	966,116
Total liabilities and stockholders’ equity	$1,153,509	$1,136,888

DOXIMITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,
	2023	2022
Revenue	$108,469	$90,639
Cost of revenue(1)	13,153	13,077
Gross profit	95,316	77,562
Operating expenses(1):
Research and development	21,931	19,022
Sales and marketing	34,455	28,134
General and administrative	9,247	8,724
Total operating expenses	65,633	55,880
Income from operations	29,683	21,682
Other income, net	4,839	804
Income before income taxes	34,522	22,486
Provision for income taxes	6,116	103
Net income	$28,406	$22,383
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.15	$0.12
Diluted	$0.13	$0.10
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	194,521	192,947
Diluted	212,355	214,954
(1) Costs and expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended June 30,
	2023	2022
Cost of revenue	$2,461	$2,122
Research and development	3,256	2,552
Sales and marketing	5,995	3,074
General and administrative	2,289	1,758
Total stock-based compensation expense	$14,001	$9,506

DOXIMITY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended June 30,
	2023	2022
Cash flows from operating activities
Net income	$28,406	$22,383
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,604	2,370
Deferred income taxes	—	105
Stock-based compensation, net of amounts capitalized	14,001	9,506
Non-cash lease expense	537	401
Amortization of premium (accretion of discount) on marketable securities, net	(299)	1,455
Loss on sale of marketable securities	273	37
Amortization of deferred contract costs	2,667	2,767
Other	(152)	(30)
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	14,032	5,533
Prepaid expenses and other assets	2,589	1,246
Deferred contract costs	(1,210)	(866)
Accounts payable, accrued expenses and other liabilities	677	(6,109)
Deferred revenue	(6,922)	6,152
Operating lease liabilities	(3)	(198)
Net cash provided by operating activities	57,200	44,752
Cash flows from investing activities
Cash paid for acquisition	—	(53,500)
Purchases of property and equipment	(70)	(710)
Internal-use software development costs	(1,494)	(1,415)
Purchases of marketable securities	(35,284)	(8,870)
Maturities of marketable securities	116,649	8,271
Sales of marketable securities	37,525	14,724
Net cash provided by (used in) investing activities	117,326	(41,500)
Cash flows from financing activities
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	3,285	3,014
Taxes paid related to net share settlement of equity awards	(1,964)	(109)
Repurchase of common stock	(21,755)	(8,874)
Payment of contingent consideration related to a business combination	(5,390)	—
Net cash used in financing activities	(25,824)	(5,969)
Net increase (decrease) in cash and cash equivalents	148,702	(2,717)
Cash and cash equivalents, beginning of period	158,027	112,809
Cash and cash equivalents, end of period	$306,729	$110,092

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, change in fair value of contingent earn-out consideration liability, and expenses associated with acquisitions from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. For the purposes of this calculation, subscription revenue excludes subscriptions for individuals and small practices and other non-recurring items. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $100,000: The number of customers with TTM subscription revenue greater than $100,000 is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $100,000 in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended June 30,
	2023	2022
	(unaudited)
	(in thousands, except percentages)
Net income	$28,406	$22,383
Adjusted to exclude the following:
Acquisition and other related expenses	—	30
Stock-based compensation	14,001	9,506
Depreciation and amortization	2,604	2,370
Provision for income taxes	6,116	103
Change in fair value of contingent earn-out consideration liability	269	(54)
Other income, net	(4,839)	(804)
Adjusted EBITDA	$46,557	$33,534

Revenue	$108,469	$90,639
Net income margin	26.2%	24.7%
Adjusted EBITDA margin	42.9%	37.0%

	Three Months Ended June 30,
	2023	2022
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$57,200	$44,752
Purchases of property and equipment	(70)	(710)
Internal-use software development costs	(1,494)	(1,415)
Free cash flow	$55,636	$42,627
Other cash flow components:
Net cash provided by (used in) investing activities	$117,326	$(41,500)
Net cash used in financing activities	$(25,824)	$(5,969)

	Three Months Ended June 30,
	2023	2022
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$13,153	$13,077
Adjusted to exclude the following:
Stock-based compensation	(2,461)	(2,122)
Amortization of acquired intangibles	(137)	(137)
Non-GAAP cost of revenue	$10,555	$10,818

GAAP gross profit	$95,316	$77,562
Adjusted to exclude the following:
Stock-based compensation	2,461	2,122
Amortization of acquired intangibles	137	137
Non-GAAP gross profit	$97,914	$79,821

GAAP gross margin	87.9%	85.6%
Non-GAAP gross margin	90.3%	88.1%

GAAP research and development expense	$21,931	$19,022
Adjusted to exclude the following:
Stock-based compensation	(3,256)	(2,552)
Non-GAAP research and development expense	$18,675	$16,470

GAAP sales and marketing expense	$34,455	$28,134
Adjusted to exclude the following:
Stock-based compensation	(5,995)	(3,074)
Amortization of acquired intangibles	(1,061)	(1,063)
Change in fair value of contingent earn-out consideration liability	(269)	54
Non-GAAP sales and marketing expense	$27,130	$24,051

GAAP general and administrative expense	$9,247	$8,724
Adjusted to exclude the following:
Acquisition and other related expenses	—	(30)
Stock-based compensation	(2,289)	(1,758)
Non-GAAP general and administrative expense	$6,958	$6,936

GAAP operating expense	$65,633	$55,880
Adjusted to exclude the following:
Acquisition and other related expenses	—	(30)
Stock-based compensation	(11,540)	(7,384)
Amortization of acquired intangibles	(1,061)	(1,063)
Change in fair value of contingent earn-out consideration liability	(269)	54
Non-GAAP operating expense	$52,763	$47,457

	Three Months Ended June 30,
	2023	2022
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$29,683	$21,682
Adjusted to exclude the following:
Acquisition and other related expenses	—	30
Stock-based compensation	14,001	9,506
Amortization of acquired intangibles	1,198	1,200
Change in fair value of contingent earn-out consideration liability	269	(54)
Non-GAAP operating income	$45,151	$32,364

GAAP net income	$28,406	$22,383
Adjusted to exclude the following:
Acquisition and other related expenses	—	30
Stock-based compensation	14,001	9,506
Amortization of acquired intangibles	1,198	1,200
Change in fair value of contingent earn-out consideration liability	269	(54)
Income tax effect of non-GAAP adjustments (1)	(3,248)	(2,243)
Non-GAAP net income	$40,626	$30,822
Non-GAAP net income margin	37.5%	34.0%

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	194,521	192,947
Diluted	212,355	214,954

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.21	$0.16
Diluted	$0.19	$0.14
(1) For the three months ended June 30, 2023 and 2022, management used an estimated annual effective non-GAAP tax rate of 21.0%.